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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2003

RLI Corp.
(Exact name of registrant as specified in its charter)

Illinois	0-6612	37-0889946
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
9025 North Lindbergh Drive Peoria, Illinois 61615 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (309) 692-1000

Item 5.    Other Events

        On December 5, 2003, RLI Corp. (the "Company") is filing a Form T-1 to designate J.P. Morgan Trust Company, National Association, to act as an eligible trustee under a trust indenture to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939, as amended. The Form T-1 is annexed hereto as Exhibit 25.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

Exhibit No.	Exhibit
25	Statement of Eligibility on Form T-1 under Trust Indenture Act of 1939, as amended.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 5, 2003

RLI CORP.
By:	/s/ JOSEPH E. DONDANVILLE Joseph E. Dondanville Senior Vice President & Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit
25	Statement of Eligibility on Form T-1 under Trust Indenture Act of 1939, as amended.

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
Exhibit Index